                              [CONCORDE FUNDS LOGO

                                                               November 19, 2001
Dear Shareholders,

     We are pleased to present the Annual Report of Concorde Funds, Inc. for the fiscal year ended September 30, 2001. Concorde Investment Management, the investment advisor for Concorde Funds, continues to utilize a prudent and consistent management style which has proven rewarding during the volatile equity and fixed income markets since early calendar year 2000. We will continue to apply this disciplined approach in selecting attractive investment opportunities.

CONCORDE VALUE FUND

     The total return for the Concorde Value Fund (the "Value Fund") was (6.68%) for the fiscal year, significantly outperforming indices representing large stocks (S&P 500), small stocks (Russell 2000) and the broader U.S. market (Wilshire 4500) during this time period. The Value Fund performance was weaker than the Morningstar Mid Cap Value category as our value style tends to be slightly more aggressive than the average fund in that group and the most conservative funds performed best during this dramatic bear market.

CONCORDE VALUE FUND                              (6.68%)
S&P 500                                         (26.61%)
Russell 2000                                    (21.20%)
Wilshire 4500                                   (38.50%)
Morningstar Mid Cap Value Funds                  (0.34%)

     Performance during the second half of the fiscal year improved on a relative basis versus our peer Morningstar group and the other market indices as the broadly diversified holdings in the Value Fund held up well in a continuing weak market. For the year, the consumer staples, health, industrial cyclicals and retail sectors generated positive returns and the conglomerates, energy, services and technology groups contributed negatively to performance.

     Both of our conglomerate holdings -- Tyco and Seagram Company (bought by Vivendi during the year) -- had sizable losses and we sold the Vivendi position subsequent to the merger. Tyco's reported results have held up well during the economic slowdown and it continues to be a significant holding. Both Devon Energy and Weatherford International dropped in value as energy prices and near term prospects dropped during 2001. We continue to believe long term prospects are bright for these companies and the industry. In the finance sector, Lehman Brothers stock dropped during the period; however, we hedged part of this drop with covered call option positions. Enhance Financial and First American contributed gains to the finance sector as investors sought investments in the traditionally more stable finance industry.

     In the service sector, News Corporation Pfd. (received as a result of its purchase of our Chris Craft Industries stock), Oracle and WorldCom Group contributed to a loss for the group. All three companies experienced slowdowns in business as a result of the economic slowdown. Among our technology holdings, all experienced losses during the year. American Power Conversion, Intel and Advanced Digital Information are all new positions that we have begun to accumulate as valuations have reached attractive levels in some parts of the devastated technology segment. Long time holdings Arrow Electronics and Dallas Semiconductor, subsequently acquired by Maxim Integrated, also contributed losses. Revenues and earnings have been negatively impacted in all of these companies, leading to the stock price weakness.

     On a positive note, Conagra Foods, Philip Morris and SuperValu all generated significant gains as their business proved stable during the period. Playtex Products stock fell during the year as competitive pressures and demand slowdowns impacted expected earnings and cash flow. Among our health industry holdings, Johnson & Johnson and U.S. Oncology had meaningful gains and Merck stock dropped moderately as growth expectations for the future slowed. We continue to hold all three of these positions.

     In the retail trade industry, VICORP Restaurants was purchased by a private company early in 2001 at a significant premium to the prevailing market price and a new position in IHOP Corporation generated an initial small gain. Existing investments in First Industrial and Fedders Corp. also contributed gains.

     Despite a small loss for the prior 12 months, we feel that the year continued to validate our diversified portfolio approach utilizing fundamental valuation techniques. We will continue to use this prudent long term approach and believe it will create an opportunity to generate long term gains with moderate volatility.

CONCORDE INCOME FUND

     The Concorde Income Fund (the "Income Fund") generated a total return of 12.78% for the year, providing positive returns in all four quarters. Quarterly dividends totaled $0.505 for the year, a slight decrease versus fiscal year 2000.

CONCORDE INCOME FUND                             12.78%
Three Month U.S. Treasury Bill                    4.79%
Lehman Brothers Intermediate Gov/Corp.           12.91%
Lehman Brothers Government Bond                  13.27%

     Interest rates on the fund's fixed income holdings decreased steadily except for the brief March-May timeframe, generating substantial capital gains. Our strategy has been to gradually realize these gains during the year, reinvesting in shorter-term bonds. As a result, the average maturity of bond holdings is at the lowest level in over two years at fiscal year end. The composition and percentage of the remaining income securities in the Fund has not changed significantly during the year.

     Although gains were generated by all three major asset categories -- Bonds and Notes, Common Stocks, and Preferred Stocks -- our largest investment sectors, U.S. Treasury and Federal Agency Notes, contributed the greatest income and appreciation. Gains were greatest among the longer maturity holdings, which were reduced as the year progressed. Among the income producing common stocks, El Paso Energy Partners, PIMCO Commercial Mortgage, Strategic Global Income, American States Water and RGS Energy Group produced the largest positive total returns. We had realized all gains in El Paso Energy by year-end and RGS Energy was sold after a buyout offer emerged at an attractive price level. Host Marriott provided a loss for the period as a result of a drastic price drop in the last month of the year. The reduced outlook for travel and damage to company property resulting from the New York terrorist attacks caused the drop. DQE Inc. and CH Energy also generated moderate losses as the stock prices ended the period below our initial purchase prices.

     Among our preferred stock holdings, all individual stocks contributed gains except for AMR Corp. 7.875%, which dropped along with other AMR Corp. securities after the terrorist attacks, involving two of AMR's aircraft. We continue to hold this stock at year-end. The largest gainers for the year include Alabama Power, Conseco Finance (which was sold), Phillips 66 Capital and Transamerica Finance.

     As we look toward 2001-2002, with short-term rates lower and the shorter average maturity of our fixed income holdings, quarterly dividends from income may drop slightly versus the prior year. If the prospects for an economic recovery become apparent, we may allocate a higher percentage of Fund assets toward corporate securities that generate higher yields to help offset these other trends. We will maintain shorter maturities in our bond holdings for the near term as we believe interest rates will eventually move higher when the economy stabilizes and begins to recover. As always we will maintain our balanced, prudent approach to generating income and modest capital appreciation.

SUMMARY

     Thank you for your past and future support as we strive to maintain the highest standards in managing Concorde Funds, Inc.

                                          Sincerely,

                                          /s/ GARY B. WOOD, Ph.d
                                          Gary B. Wood, Ph.D.
                                          President

                               [VALUE FUND CHART]
NOTE: The Russell 2000 Index is an index comprised of 2000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. This index attempts to accurately capture the performance of the universe of small capitalization common stocks. The Morningstar Mid Cap Value is an index representing performance of a universe of equity mutual funds primarily investing in medium size stocks with relatively lower price valuations. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                                 [INCOME FUND]

NOTE: The Lehman Brothers Intermediate Government/Corporate Index is representative of returns from medium term U.S. government and corporate bonds. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Concorde Funds, Inc.

     We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc., including the schedules of investments in securities and covered call options written, as of September 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2000 and financial highlights for the four years then ended were audited by Wallace Sanders & Company and/or its predecessors, independent accountants, whose partners merged with McGladrey & Pullen, LLP on August 1, 2000, and whose report dated October 19, 2000, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                         /s/MCGLADREY & PULLEN,LLP
                                          McGLADREY & PULLEN, LLP

Dallas, Texas
November 6, 2001

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

SEPTEMBER 30, 2001

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
COMMON STOCKS
CONGLOMERATES
  Tyco International Ltd....................................    10,600    $   482,300       3.52%
                                                                          -----------     ------
CONSUMER DURABLES
  Fedders Corporation Class A...............................    58,500        140,614       1.03
                                                                          -----------     ------
CONSUMER STAPLES
  ConAgra Foods, Inc. ......................................    20,536        461,033       3.37
  Philip Morris Companies, Inc. ............................    15,000        724,350       5.29
  Playtex Products, Inc.(a).................................    40,000        406,000       2.97
  SUPERVALU INC.............................................    27,400        554,302       4.05
                                                                          -----------     ------
                                                                            2,145,685      15.68
                                                                          -----------     ------
ENERGY AND NATURAL RESOURCES
  Devon Energy Corporation..................................     9,000        309,600       2.26
  Weatherford International, Inc.(a)........................    11,500        293,365       2.14
                                                                          -----------     ------
                                                                              602,965       4.40
                                                                          -----------     ------
ENTERTAINMENT
  Hasbro Inc. ..............................................    26,000        364,000       2.66
  Walt Disney Company.......................................    19,000        353,780       2.58
                                                                          -----------     ------
                                                                              717,780       5.24
                                                                          -----------     ------
FINANCE AND INSURANCE
  Delphi Financial Group, Inc. .............................     9,748        329,482       2.41
  Lehman Brothers Holdings Inc.(b)..........................    14,000        795,900       5.81
  MBIA Inc.(c)..............................................    13,500        675,000       4.93
  The First American Corporation............................    22,500        455,625       3.33
                                                                          -----------     ------
                                                                            2,256,007      16.48
                                                                          -----------     ------

See notes to financial statements.
 6

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2001

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
COMMON STOCKS (CONTINUED)
HEALTH
  Johnson & Johnson.........................................    12,000    $   664,800       4.86%
  Merck & Co., Inc. ........................................     7,000        466,200       3.41
  US Oncology, Inc.(a)......................................    23,580        175,671       1.28
                                                                          -----------     ------
                                                                            1,306,671       9.55
                                                                          -----------     ------
INDUSTRIAL CYCLICALS
  Delphi Automotive Systems Corporation.....................    25,000        293,750       2.15
  Lockheed Martin Corporation(d)............................    14,500        634,375       4.63
                                                                          -----------     ------
                                                                              928,125       6.78
                                                                          -----------     ------
REAL ESTATE
  First Industrial Realty Trust, Inc. ......................    15,000        450,000       3.29
                                                                          -----------     ------
RETAIL TRADE
  IHOP Corporation(a).......................................    14,200        372,040       2.72
                                                                          -----------     ------
SERVICES
  WorldCom Inc. -- MCI Group................................       940         14,316       0.10
  Oracle Corporation(a).....................................    28,500        358,530       2.62
  Waste Management, Inc. ...................................    20,000        534,800       3.91
  WorldCom Inc. -- WorldCom Group(a)........................    17,500        263,200       1.92
                                                                          -----------     ------
                                                                            1,170,846       8.55
                                                                          -----------     ------
TECHNOLOGY
  Advanced Digital Information(a)...........................     8,000         82,480       0.60
  American Power Conversion Corp.(a)........................    15,000        175,200       1.28
  Arrow Electronics, Inc.(a)................................    20,000        417,200       3.05
  Intel Corporation.........................................    11,300        230,972       1.69
  Maxim Integrated Products, Inc.(a)(e).....................     8,024        280,359       2.05
                                                                          -----------     ------
                                                                            1,186,211       8.67
                                                                          -----------     ------
TOTAL COMMON STOCKS (cost $8,262,418).......................               11,759,244      85.91
                                                                          -----------     ------

See notes to financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2001

                                                              SHARES OR
                                                              PRINCIPAL                 PERCENT OF
                                                               AMOUNT        VALUE      NET ASSETS
                                                              ---------   -----------   ----------
PREFERRED STOCK
  The News Corporation Limited Pfd.(f) (cost $411,492)......    25,092    $   534,209       3.90%
                                                                          -----------     ------
CONVERTIBLE PREFERRED STOCK
  Sealed Air Corp. New 4.00% (cost $285,950)................     7,500        296,250       2.16
                                                                          -----------     ------
FEDERAL AGENCY OBLIGATIONS
  Federal Home Loan Bank, 6.7%, Due 09/05/2002 (cost
     $200,000)..............................................   200,000        207,694       1.52
                                                                          -----------     ------
SHORT TERM DEMAND NOTES
  American Family Financial Services, 2.32%.................   184,072        184,072       1.34
  Wisconsin Corporate Central Credit Union, 2.34%...........    91,373         91,373       0.67
  Wisconsin Electric Power Company, 2.32%...................   431,867        431,867       3.15
                                                                          -----------     ------
TOTAL SHORT TERM DEMAND NOTES (cost $707,312)...............                  707,312       5.16
                                                                          -----------     ------
CERTIFICATE OF DEPOSIT
  Firstar Bank Milwaukee, 4.21%, due 1/13/2002 (cost
     $3,918)................................................     3,918          3,918       0.03
                                                                          -----------     ------
TOTAL INVESTMENTS IN SECURITIES (cost $9,871,090)...........              $13,508,627      98.68%
                                                                          ===========     ======

---------------------

Notes:

(a) Presently non-income producing
(b) 2,000 shares subject to option
(c) 4,000 shares subject to option
(d) 3,500 shares subject to option
(e) 8,000 shares subject to option
(f) 10,000 shares subject to option

See notes to financial statements.
 8

CONCORDE VALUE FUND
SCHEDULE OF COVERED CALL OPTIONS WRITTEN

SEPTEMBER 30, 2001

                                                              SHARES SUBJECT
                                                                 TO CALL        VALUE
                                                              --------------   --------
SECURITY/EXPIRATION DATE/EXERCISE PRICE
  Lehman Brothers Holdings Inc./October/50..................       2,000       $ 14,800
  Lockheed Martin Corporation/December/35...................       3,500         35,700
  MBIA, Inc./November/40....................................       4,000         41,600
  Maxim Integrated Products, Inc./November/30...............       8,000         56,800
  The News Corporation Limited Pfd/October/20...............      10,000          3,500
                                                                               --------
TOTAL (premiums received $341,079)..........................                   $152,400
                                                                               ========

See notes to financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2001

ASSETS
  Investments in securities, at value (identified cost
     $9,871,090)............................................  $13,508,627
  Receivables
     Securities sold........................................      421,668
     Dividends..............................................       33,217
     Interest...............................................        3,480
  Other assets..............................................        3,609
                                                              -----------
TOTAL ASSETS................................................   13,970,601
                                                              -----------
LIABILITIES
  Covered call options written, at value (premiums received
     $341,079)..............................................      152,400
  Payable for securities purchased..........................       96,791
  Investment advisory fee payable...........................       11,213
  Accrued expenses..........................................       19,920
                                                              -----------
TOTAL LIABILITIES...........................................      280,324
                                                              -----------
NET ASSETS
  Equivalent to $15.87 per share on 862,428 shares of
     capital stock outstanding..............................  $13,690,277
                                                              ===========

See notes to financial statements.
 10

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME
  Investment income
     Dividends..............................................   $   188,063
     Interest...............................................        82,136
     Other income...........................................         5,563
                                                               -----------
  Total investment income...................................       275,762
                                                               -----------
  Expenses
     Investment advisory fee................................       136,355
     Custodian fees.........................................         6,072
     Printing, postage and delivery.........................        13,815
     Accounting fees........................................        23,401
     Transfer agent fees....................................        15,000
     Legal fees.............................................         7,508
     Registration fees......................................         4,001
     Audit fees.............................................        16,551
     Other expenses.........................................         3,956
                                                               -----------
  Total expenses............................................       226,659
                                                               -----------
  NET INVESTMENT INCOME.....................................        49,103
                                                               -----------
REALIZED GAIN AND UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENT IN SECURITIES AND ON COVERED CALL OPTIONS
  WRITTEN
  Net realized gain on investments in securities............       762,486
  Net realized gain on covered call options written.........       313,197
  Net change in unrealized appreciation of investments in
     securities.............................................    (2,215,882)
  Net change in unrealized appreciation of covered call
     options written........................................       114,226
                                                               -----------
  NET LOSS ON INVESTMENTS...................................    (1,025,973)
                                                               -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......   $  (976,870)
                                                               ===========

See notes to financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                 2001          2000
                                                              -----------   -----------
CHANGE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................  $    49,103   $    32,649
  Net realized gain on investments..........................    1,075,683       740,759
  Net change in unrealized appreciation of investments......   (2,101,656)    2,098,833
                                                              -----------   -----------
  Net increase (decrease) in net assets resulting from
     operations.............................................     (976,870)    2,872,241
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.....................................      (52,315)      (19,828)
  Net realized gains on investments.........................     (740,133)     (485,788)
CAPITAL SHARE TRANSACTIONS -- NET...........................     (353,401)   (2,040,726)
                                                              -----------   -----------
  Total increase (decrease) in net assets...................   (2,122,719)      325,899
NET ASSETS
  Beginning of year.........................................   15,812,996    15,487,097
                                                              -----------   -----------
  End of year (including undistributed net investment income
     of $26,981 and $28,068 respectively)...................  $13,690,277   $15,812,996
                                                              ===========   ===========

See notes to financial statements.
 12

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED SEPTEMBER 30,
                                             -------------------------------------------------
                                              2001      2000       1999       1998      1997
                                             -------   -------   --------   --------   -------
PER SHARE DATA(1):
Net asset value, beginning of year.........  $ 17.95   $ 15.50   $  15.36   $  19.66   $ 14.95
                                             -------   -------   --------   --------   -------
Income from investment operations:
  Net investment income....................     0.06      0.03       0.02       0.02      0.06
  Net realized and unrealized gain (loss)
     on investments in securities..........    (1.22)     2.93       2.64      (2.73)     5.66
                                             -------   -------   --------   --------   -------
  Total income (loss) from investment
     operations............................    (1.16)     2.96       2.66      (2.71)     5.72
                                             -------   -------   --------   --------   -------
Less distributions:
  Distributions from net investment
     income................................    (0.06)    (0.02)        --      (0.06)    (0.09)
  Distributions from net realized gains....    (0.86)    (0.49)     (2.52)     (1.53)    (0.92)
                                             -------   -------   --------   --------   -------
  Total from distributions.................    (0.92)    (0.51)     (2.52)     (1.59)    (1.01)
                                             -------   -------   --------   --------   -------
Net asset value, end of year...............  $ 15.87   $ 17.95   $  15.50   $  15.36   $ 19.66
                                             =======   =======   ========   ========   =======
TOTAL RETURN...............................   (6.68%)   19.71%     18.38%    (14.76%)   40.53%
                                             =======   =======   ========   ========   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)...  $13,690   $15,813   $ 15,487   $ 14,367   $17,532
  Ratio of expenses to average net
     assets................................    1.50%     1.46%      1.47%      1.39%     1.60%
  Ratio of net investment income to average
     net assets............................    0.34%     0.20%      0.11%      0.12%     0.38%
  Portfolio turnover rate..................   34.60%    34.08%     25.87%     44.62%    30.62%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

See notes to financial statements.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

     Concorde Value Fund (the "Fund") is a separate series of shares of common stock of Concorde Funds, Inc. (the "Company"). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Income Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  VALUATION OF SECURITIES

     Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which is equivalent to value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the date securities are purchased or sold. Realized security gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  OPTION WRITING

     When the Company writes an option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Company treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transac-tion, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. The Company as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
  INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income or excise tax provision is required.

     Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At September 30, 2001, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.

NOTE 2 -- COVERED CALL OPTIONS WRITTEN

     As of September 30, 2001, investment securities valued at $2,919,842 were held by the custodian in connection with covered call options written by the Fund.

     Transactions in covered call options written for the year ended September 30, 2001 were as follows:

                       NUMBER OF
                       CONTRACTS     AMOUNTS
                       ---------   -----------
Beginning............      290     $   527,327
Written..............    1,537       2,166,710
Expired..............       --              --
Exercised............       --              --
Closed...............   (1,552)     (2,039,761)
                        ------     -----------
Ending...............      275     $   654,276
                        ======     ===========

NOTE 3 -- DISTRIBUTION TO SHAREHOLDERS

     A distribution to shareholders of $0.92 per share aggregating $792,448 was declared on December 12, 2000 from net investment income and net realized gains from investment transactions. The distribution was paid on December 15, 2000 to shareholders of record on December 13, 2000.

     At September 30, 2001, the Fund had undistributed net realized gains of $1,085,681, of which $106,342 are short-term.

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 2001, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund's series (Series A),

10,000,000 shares are classified as Concorde Income Fund series (Series B), and the remaining balance is unallocated for future use. As of September 30, 2001, capital paid-in aggregated $8,751,399.

     Transactions in shares of capital stock for the years ended September 30, 2001 and 2000 were as follows:

                                2001
                       ----------------------
                        SHARES      AMOUNT
                       --------   -----------
Shares sold..........    16,758   $   295,604
Shares issued in
  reinvestment of
  dividends..........    47,566       792,449
                       --------   -----------
                         64,324     1,088,053
Shares redeemed......    83,064     1,441,454
                       --------   -----------
Net decrease.........   (18,740)  $  (353,401)
                       ========   ===========

                                 2000
                        ----------------------
                         SHARES      AMOUNT
                        --------   -----------
Shares sold..........     28,883   $   458,603
Shares issued in
  reinvestment of
  dividends..........     33,176       502,283
                        --------   -----------
                          62,009       960,886
Shares redeemed......    179,816     3,001,612
                        --------   -----------
Net decrease.........   (117,807)  $(2,040,726)
                        ========   ===========

NOTE 5 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $4,923,095 and $5,966,956, respectively, for common stock, and $0 and $0, respectively, for U.S. government obligations for the year ended September 30, 2001. As of September 30, 2001, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

Unrealized appreciation........   $4,315,064
Unrealized depreciation........     (488,848)
                                  ----------
Net unrealized appreciation....   $3,826,216
                                  ==========

NOTE 6 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (the Advisor) to act as the Fund's investment advisor. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 0.9% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $136,355 for the year ended September 30, 2001, of which $11,213 was payable at year end.

     Certain directors and officers of the Company are also directors, officers and/or employees of the Advisor.

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Concorde Funds, Inc.

     We have audited the accompanying statement of assets and liabilities of the Concorde Income Fund portfolio of Concorde Funds, Inc., including the schedule of investments in securities, as of September 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2000 and financial highlights for the four years then ended were audited by Wallace Sanders & Company and/or its predecessors, independent accountants, whose partners merged with McGladrey & Pullen, LLP on August 1, 2000, and whose report dated October 19, 2000, expressed an unqualified opinion on the statement of changes in net assets and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Income Fund portfolio of Concorde Funds, Inc. as of September 30, 2001, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                         /s/MCGLADREY & PULLEN,LLP
                                          McGLADREY & PULLEN, LLP

Dallas, Texas
November 6, 2001

CONCORDE INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

SEPTEMBER 30, 2001

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
BONDS AND NOTES
FEDERAL AGENCY OBLIGATIONS
  Federal Farm Credit Bank, 6.05%, due 2/27/2009, callable
     2/27/2003..............................................   100,000    $  103,313      2.10%
  Federal Home Loan Bank, 6.2%, due 6/2/2009................   200,000       214,668      4.36
  Federal Home Loan Bank, 7.625%, due 5/14/2010.............   100,000       117,198      2.38
  Federal Farm Credit Bank, 6.05%, due 8/10/2011, callable
     8/10/2004..............................................   150,000       156,643      3.18
  Federal Home Loan Mortgage Corporation, 5.9%, due
     2/14/2006..............................................   150,000       159,814      3.25
  Federal Home Loan Mortgage Corporation, 6.99%, due
     7/26/2006..............................................   200,000       222,924      4.53
  Federal Home Loan Mortgage Corporation, 7.136%, due
     4/23/2007..............................................   100,000       112,951      2.29
  Federal National Mortgage Association, 7.125%, due
     2/15/2005..............................................   100,000       110,335      2.24
  Federal National Mortgage Association, 6.85%, due
     8/22/2005..............................................   200,000       218,106      4.43
  Federal National Mortgage Association, 6.41%, due
     3/08/2006..............................................   200,000       215,826      4.38
  Federal National Mortgage Association, 5.78%, due
     4/19/2006..............................................   100,000       101,797      2.07
  Federal National Mortgage Association, 6.7%, due
     6/19/2007..............................................   200,000       220,205      4.47
                                                                          ----------     -----
                                                                           1,953,780     39.68
                                                                          ----------     -----
U.S. TREASURY OBLIGATIONS
  U.S. Treasury Note, 5.625%, due 5/15/2008.................   800,000       860,718     17.48
                                                                          ----------     -----
TOTAL BONDS AND NOTES (cost $2,597,516).....................               2,814,498     57.16
                                                                          ----------     -----
CLOSED-END FIXED INCOME FUNDS
  Pimco Commercial Mortgage Securities Trust Inc. ..........     9,000       126,000      2.56
  Strategic Global Income Fund Inc. ........................    12,300       136,407      2.77
                                                                          ----------     -----
TOTAL CLOSED-END FIXED INCOME FUNDS (cost $265,006).........                 262,407      5.33
                                                                          ----------     -----

See notes to financial statements.
 18

CONCORDE INCOME FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2001

                                                              SHARES OR
                                                              PRINCIPAL                PERCENT OF
                                                               AMOUNT       VALUE      NET ASSETS
                                                              ---------   ----------   ----------
COMMON STOCKS
REAL ESTATE
  Corporate Office Properties Trust.........................     9,000    $   98,100      1.99%
  First Industrial Realty Trust, Inc. ......................     4,500       135,000      2.74
  Host Marriott Corporation.................................    12,000        84,600      1.72
                                                                          ----------     -----
                                                                             317,700      6.45
                                                                          ----------     -----
SERVICES
  MCI Group.................................................     2,000        30,460      0.62
                                                                          ----------     -----
UTILITIES
  American States Water Company.............................     2,000        74,000      1.50
  LG&E Energy Corp..........................................     2,000        81,200      1.65
  DQE Inc. .................................................     3,000        57,720      1.17
  TECO Energy, Inc. ........................................     4,000       108,400      2.20
                                                                          ----------     -----
                                                                             321,320      6.52
                                                                          ----------     -----
TOTAL COMMON STOCKS (cost $635,055).........................                 669,480     13.59
                                                                          ----------     -----
PREFERRED STOCKS
  AMR Corporation, 7.875% Preferred.........................     3,500        68,215      1.39
  Alabama Power, 7% Preferred...............................     4,200       105,000      2.13
  Allstate Financial, 7.95% Series A Preferred..............     2,800        69,860      1.42
  First Industrial Realty Trust, 8.75% Series B Preferred...     4,000        98,400      2.00
  Lehman Brothers Cap Tr, 8% Preferred......................     3,660        91,080      1.85
  Merrill Lynch Capital Trust, 8% Class C Preferred.........     3,300        65,625      1.33
  Phillips 66 Capital, 8.24% Preferred......................     4,000       100,600      2.04
  Public Storage, Inc., 8.45% Series H Preferred............     3,600        89,928      1.83
  Transamerica Finance Corp., 7.10% Preferred...............     3,000        73,800      1.50
                                                                          ----------     -----
TOTAL PREFERRED STOCKS (cost $763,633)......................                 762,508     15.49
                                                                          ----------     -----
SHORT TERM DEMAND NOTES
  Firstar Trust (cost $378,095).............................   378,095       378,095      7.68
                                                                          ----------     -----
TOTAL INVESTMENTS IN SECURITIES (cost $4,639,305)...........              $4,886,988     99.25%
                                                                          ==========     =====

See notes to financial statements.

CONCORDE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2001

ASSETS
  Investments in securities, at value (identified cost
     $4,639,305)............................................  $4,886,988
  Receivables
     Dividends..............................................      21,019
     Interest...............................................      42,808
                                                              ----------
TOTAL ASSETS................................................   4,950,815
                                                              ----------
LIABILITIES
  Investment advisory fee payable...........................       2,827
  Accrued expenses..........................................      24,314
                                                              ----------
TOTAL LIABILITIES...........................................      27,141
                                                              ----------
NET ASSETS
  Equivalent to $10.18 per share on 483,545 shares of
     capital stock outstanding..............................  $4,923,674
                                                              ==========

See notes to financial statements.
 20

CONCORDE INCOME FUND
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001

INVESTMENT INCOME
  Investment income
     Dividends..............................................  $145,574
     Interest...............................................   187,010
                                                              --------
  Total investment income...................................   332,584
                                                              --------
  Expenses
     Investment advisory fee................................    34,856
     Custodian fees.........................................     1,818
     Printing, postage and delivery.........................    13,815
     Accounting fees........................................    24,401
     Transfer agent fees....................................     9,001
     Legal fees.............................................     7,501
     Registration fees......................................     2,801
     Audit fees.............................................    12,299
     Amortization...........................................     3,631
     Other expenses.........................................     2,424
                                                              --------
  Total expenses............................................   112,547
  Expense reimbursement by Advisor..........................   (23,641)
                                                              --------
  Expenses, net of reimbursement by Advisor.................    88,906
                                                              --------
  NET INVESTMENT INCOME.....................................   243,678
                                                              --------
REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS
  Net realized gain on investments in securities............   142,509
  Net change in unrealized appreciation of investments in
     securities.............................................   213,019
                                                              --------
  NET GAIN ON INVESTMENTS...................................   355,528
                                                              --------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......  $599,206
                                                              ========

See notes to financial statements.

CONCORDE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                 2001         2000
                                                              ----------   ----------
CHANGE IN NET ASSETS FROM OPERATIONS
  Net investment income.....................................  $  243,678   $  278,817
  Net realized gain (loss) on investments...................     142,509     (126,530)
  Net change in unrealized appreciation of investments......     213,019      264,196
                                                              ----------   ----------
  Net increase in net assets resulting from operations......     599,206      416,483
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income.....................................    (248,654)    (276,385)
CAPITAL SHARE TRANSACTIONS -- NET...........................    (320,887)    (283,594)
                                                              ----------   ----------
  Total increase (decrease) in net assets...................      29,665     (143,496)
NET ASSETS
  Beginning of year.........................................   4,894,009    5,037,505
                                                              ----------   ----------
  End of the year (including undistributed net investment
     income of $1,000 and $5,976, respectively).............  $4,923,674   $4,894,009
                                                              ==========   ==========

See notes to financial statements.
 22

CONCORDE INCOME FUND
FINANCIAL HIGHLIGHTS

                                                         YEAR ENDED SEPTEMBER 30,
                                             ------------------------------------------------
                                              2001       2000      1999      1998      1997
                                             -------    -------   -------   -------   -------
PER SHARE DATA(1):
Net asset value, beginning of year.........  $  9.49    $  9.26   $ 10.01   $ 10.41   $  9.94
                                             -------    -------   -------   -------   -------
Income from investment operations:
  Net investment income....................     0.51       0.50      0.49      0.49      0.49
  Net realized and unrealized gain (loss)
     on investments in securities..........     0.69       0.24     (0.76)    (0.39)     0.52
                                             -------    -------   -------   -------   -------
  Total income (loss) from investment
     operations............................     1.20       0.74     (0.27)     0.10      1.01
                                             -------    -------   -------   -------   -------
Less distributions:
  Distributions from net investment
     income................................    (0.51)     (0.51)    (0.48)    (0.50)    (0.54)
                                             -------    -------   -------   -------   -------
Net asset value, end of year...............  $ 10.18    $  9.49   $  9.26   $ 10.01   $ 10.41
                                             =======    =======   =======   =======   =======
TOTAL RETURN...............................   12.78%      8.32%    (2.80%)    0.92%    10.41%
                                             =======    =======   =======   =======   =======
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (in thousands)...  $ 4,924    $ 4,894   $ 5,038   $ 4,818   $ 3,920
  Ratio of expenses (before reimbursement)
     to average net assets.................    2.25%      2.21%     2.38%     2.46%     3.27%
  Ratio of expenses (net of reimbursement)
     to average net assets.................    1.75%      1.75%     1.88%     1.89%     1.99%
  Ratio of net investment income to average
     net assets............................    4.88%      5.43%     5.01%     4.78%     4.86%
  Portfolio turnover rate..................   23.50%     35.47%    29.63%    18.84%    20.07%

---------------------

(1) Per share information has been calculated using the average number of shares outstanding.

See notes to financial statements.

CONCORDE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS:

     Concorde Income Fund (the "Fund") is a separate series of shares of common stock of Concorde Funds, Inc. (the "Company"). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund's Registration Statement under the Securities Act of 1933 was December 4, 1995 and the Fund was initially capitalized on January 22, 1996. The primary investment objective of the Fund is to produce current income. The Company may designate one or more series of common stock. Presently, the Company has designated only one additional series, Concorde Value Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  VALUATION OF SECURITIES

     Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last quoted sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which is equivalent to value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the date securities are purchased or sold. Realized security gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders.

Therefore, no federal income or excise tax provision is required.

     Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At September 30, 2001, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

     Dividends declared and paid from net investment income or net realized gains are recorded on the ex-dividend date.

NOTE 2 -- DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income were as follows:

                                       PER
       RECORD              PAID       SHARE     AMOUNT
       ------          -------------  ------   --------
                       December 15,
December 13, 2000        2000         $0.135   $ 67,886
                       March 22,
March 20, 2001           2001          0.120     60,195
                       June 21,
June 19, 2001            2001          0.125     60,793
                       September 27,
September 25, 2001       2001          0.125     59,780
                                      ------   --------
                                      $0.505   $248,654
                                      ======   ========

     At September 30, 2001, the Fund had available for federal income tax purposes a capital loss carryforward of $164,326 of which $37,796 expires in 2007 and $126,530 expires in 2008.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     As of September 30, 2001, there were 30,000,000 shares of $1 par value capital stock authorized of which 10,000,000 shares are classified as the Fund's series (Series B), 9,841,293 shares are classified as Concorde Value Fund series (Series A), and the remaining balance is unallocated for future use. As of September 30, 2001, capital paid-in aggregated $4,839,317.

     Transactions in shares of capital stock for the years ended September 30, 2001 and 2000 were as follows:

                                2001
                         -------------------
                         SHARES     AMOUNT
                         -------   ---------
Shares sold............    6,213   $  60,488
Shares issued in
  reinvestment of
  dividends............   24,674     247,033
                         -------   ---------
                          30,887     307,521
Shares redeemed........   63,063     628,408
                         -------   ---------
Net decrease...........  (32,176)  $(320,887)
                         =======   =========

                                2000
                         -------------------
                         SHARES     AMOUNT
                         -------   ---------
Shares sold...........    33,714   $ 306,266
Shares issued in
  reinvestment of
  dividends...........    30,116     275,115
                         -------   ---------
                          63,830     581,381
Shares redeemed.......    92,025     864,975
                         -------   ---------
Net decrease..........   (28,195)  $(283,594)
                         =======   =========

NOTE 4 -- INVESTMENT TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $347,004 and $628,137, respectively, for fixed income funds, common stocks, preferred stocks and convertible preferred stocks, and $768,457 and $1,122,130, respectively, for U.S. government obligations for the year ended September 30, 2001. As of September 30, 2001, the aggregate unrealized appreciation and depreciation of investment securities was as follows:

Unrealized appreciation..........   $318,935
Unrealized depreciation..........    (71,252)
                                    --------
Net unrealized appreciation......   $247,683
                                    ========

NOTE 5 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (the Advisor) to act as the Fund's investment advisor. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund's investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 0.7% of the Fund's average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $34,856 for the year ended September 30, 2001, of which $2,827 was payable at year end. Under an expense reimbursement agreement, the Advisor is required to reimburse the Fund for expenses in excess of 1.75% of average daily net assets, computed daily and reimbursed monthly. The expense reimbursement under this agreement for the year ended September 30, 2001 was $23,641.

     Certain directors and officers of the Company are also directors, officers and/or employees of the Advisor.

INVESTMENT ADVISOR
  Concorde Investment Management
  1500 Three Lincoln Centre
  5430 LBJ Freeway
  Dallas, Texas 75240

OFFICERS
  Gary B. Wood, Ph.D.
  President and Treasurer
  John A. Stetter
  Secretary

DIRECTORS
  John R. Bradford, Ph.D.
  John H. Wilson
  Gary B. Wood, Ph.D.

CUSTODIAN
  Firstar Bank, N.A.
  777 E. Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
  Firstar Mutual Fund Services, LLC
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
  McGladrey & Pullen, LLP
  8131 LBJ Freeway
  Suite 875
  Dallas, Texas 75251

LEGAL COUNSEL
  Foley & Lardner
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TELEPHONE
  (972) 387-8258
  (Fund information)

  (800) 294-1699
  (Shareholder account information)

                             [CONCORDE FUNDS LOGO]

                              A FAMILY OF NO-LOAD
                                  MUTUAL FUNDS

                                 ANNUAL REPORT
                            DATED SEPTEMBER 30, 2001

                             [CONCORDE FUNDS LOGO]